Statutory Capital and Surplus	12 Months Ended
Dec. 31, 2021
Statutory Capital and Surplus [Abstract]
Statutory Capital and Surplus
12 — Statutory Capital and Surplus
Dividend Restrictions — Under Bermuda law, Hagerty Re is prohibited from decl
aring or making payment of a dividend if it fails to meet its minimum solvency margin or minimum liquidity ratio. Prior approval from the Bermuda Monetary Authority (“BMA”) is also required if Hagerty Re’s proposed dividend payments would exceed
25
% of its prior
year-end
total statutory capital and surplus. The amount of dividends which could be paid in 2022 without prior approval is $26.8 million.
Capital Restrictions —
In
Bermuda, Hagerty Re is subject to the Bermuda Solvency Capital Requirement (“BSCR”) administered by the BMA. No regulatory action is taken if an insurer’s capital and surplus is equal to or in excess of its enhanced capital requirement determined by the BSCR model. In addition, the BMA has established a target capital level for each insurer, which is
120
% of the enhanced capital requirement. Hagerty Re has a more prudent target of 130% of the enhanced capital requirement.
Statutory Financial Information —
Hagerty
Re prepares its statutory financial statements in conformity with the accounting principles set forth in Bermuda in The Insurance Act 1978, amendments thereto and related regulations. At December 31, 2021 and 2020, the general business statutory capital and surplus of the Company was $107.3 million and $82.0 million, respectively, and the general business statutory net income of Hagerty Re was $25.2 million and $18.3 million for the years ended December 31, 2021 and 2020, respectively.